UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 14, 2013
BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant's Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of the Stockholders held on May 14, 2013, the stockholders of Blyth, Inc. (“Blyth” or the “Company”) approved an amendment and restatement of Blyth's Amended and Restated 2003 Omnibus Incentive Plan, which amendment and restatement had previously been approved by Blyth's Board of Directors in March 2013, subject to stockholder approval. The material amendments to our plan include: (i) extending the expiration of the original plan for ten years from the date of this annual meeting (i.e., until May 14, 2023); (ii) amending the share recycling provision to provide that shares subject to awards that have been canceled, forfeited, settled in cash or that have been forfeited or not issued under an award will be available for reissuance as future awards, and shares retained by or delivered to us to pay the exercise price or withholding taxes in connection with the exercise of an outstanding stock option or stock appreciation will no longer be available for issuance as future awards under our plan; and (iii) providing additional flexibility with the ability to settle awards granted after May 14, 2013 in the event of a change in control. Additionally, the name of our plan was amended and it is now called the Blyth, Inc. Second Amended and Restated Omnibus Incentive Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its Annual Meeting on May 14, 2013.
(b)    Of the 16,572,373 shares of common stock issued and outstanding as of the record date, 14,828,952 shares of common stock (approximately 89.47%) were present or represented by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.
Proposal 1: Election of Directors

Name	For	Withheld
Pamela M. Goergen	12,000,310	253,179
Robert B. Goergen	12,137,691	115,798
Neal I. Goldman	12,143,078	110,411
Brett M. Johnson	12,110,990	142,499
Ilan Kaufthal	12,149,801	103,688
James M. McTaggart	12,150,249	103,240
Howard E. Rose	12,142,611	110,878

Proposal 2: Advisory Vote on Executive Compensation
The stockholders voted in favor of the compensation of the Company's named executive officers as disclosed in the proxy statement for the 2013 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,654,653	318,268	280,568	2,575,463

Proposal 3: Approval of the Second Amended and Restated Omnibus Incentive Plan.
The stockholders approved the Blyth, Inc. Second Amended and Restated Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,092,130	83,971	77,388	2,575,463

Proposal 4: Ratification of the Appointment of Independent Auditors

The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions
14,584,908	170,369	73,675

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1
Blyth, Inc. Second Amended and Restated Omnibus Incentive Plan (incorporated by reference to Exhibit A to Blyth, Inc.'s Proxy Statement for its 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 3, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: May 14, 2013	By: /s/ Michael S. Novins__________
Name: Michael S. Novins Title: Vice President and General Counsel